EXHIBIT 10.1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.33 per share, of Cox Radio, Inc., and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

         This  Joint   Filing   Agreement   may  be  executed  in  one  or  more
counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 31st day of July, 2000.

                                                       COX ENTERPRISES, INC.


                                                        By:/s/ Andrew A. Merdek
                                                           ---------------------
                                                           Andrew A. Merdek
                                                           Secretary

                                                        COX HOLDINGS, INC.

                                                        By:/s/ Andrew A. Merdek
                                                           ---------------------
                                                           Andrew A. Merdek
                                                           Secretary

                                                         COX BROADCASTING, INC.

                                                        By:/s/ Andrew A. Merdek
                                                            --------------------
                                                            Andrew A. Merdek
                                                            Secretary



                                                  Andrew A. Merdek for Anne Cox
                                                  Chambers, her attorney-in-fact



                                                     By: /s/ Barbara Cox Anthony
                                                           ---------------------
                                                             Barbara Cox Anthony